                                                                    EXHIBIT 99.1

                             SELECTED FINANCIAL DATA

         The following tables present our selected consolidated financial data for 1998 through 2002. The financial data for 1998, 1999 and 2000 are derived from the consolidated historical financial statements of CenterPoint. The data set forth below should be read together with "Management's Discussion and Analysis of Financial Condition and Results of Operations," our historical consolidated financial statements and the notes to those statements included in this Form 8-K. The historical financial information may not be indicative of our future performance and does not reflect what our financial position and results of operations would have been had we operated as a separate, stand-alone entity during the periods presented.

                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                1998        1999         2000        2001        2002
                                                               (1)(4)      (1)(4)     (1)(4)(5)  (1)(2)(4)(5) (1)(3)(4)
                                                              ---------- ------------ ---------- ------------ ---------
                                                                        (IN MILLIONS, EXCEPT PER SHARE AMOUNT)
INCOME STATEMENT DATA:
Revenues................................................      $    277    $    601     $  2,732    $  5,499    $ 10,577
Trading margins.........................................            33          88          198         378         288
                                                              --------    --------     --------    --------    --------
  Total.................................................           310         689        2,930       5,877      10,865
                                                              --------    --------     --------    --------    --------
Expenses:
  Fuel and cost of gas sold.............................           102         293          911       1,576       1,082
  Purchased power.......................................            13         149          926       2,498       7,421
  Accrual for payment to CenterPoint....................             -           -            -           -         128
  Operation and maintenance.............................            65         128          336         461         786
  General, administrative and development...............            78          94          270         471         635
  Depreciation and amortization.........................            15          23          118         170         368
                                                              --------    --------     --------    --------    --------
    Total...............................................           273         687        2,561       5,176      10,420
                                                              --------    --------     --------    --------    --------
Operating income........................................            37           2          369         701         445
                                                              --------    --------     --------    --------    --------
Other income (expense):
  Gains (losses) from investments.......................             -          14          (22)         23         (23)
  (Loss) income of equity investments of
    unconsolidated subsidiaries.........................            (1)         (1)          43           7          18
  Gain on sale of development project...................             -           -           18           -           -
  Other, net............................................             1           1            -           2          23
  Interest expense......................................            (2)          -           (7)        (16)       (267)
  Interest income.......................................             1           1           16          22          28
  Interest income (expense) - affiliated
    companies, net......................................             2          (6)        (172)         12           5
                                                              --------    --------     --------    --------    --------
    Total other income (expense)........................             1           9         (124)         50        (216)
                                                              --------    --------     --------    --------    --------
Income from continuing operations before
  income taxes..........................................            38          11          245         751         229
  Income tax expense....................................            17           6          102         290         106
                                                              --------    --------     --------    --------    --------
Income from continuing operations.......................            21           5          143         461         123
                                                              --------    --------     --------    --------    --------
  Income (loss) from discontinued operations before
    income taxes........................................             -          15           73          83        (341)
  Income tax (benefit) expense..........................             -          (4)          (7)        (16)        108
                                                              --------    --------     --------    --------    --------
  Income (loss) from discontinued operations............             -          19           80          99        (449)
                                                              --------    --------     --------    --------    --------
Income (loss) before cumulative effect of accounting
  changes...............................................            21          24          223         560        (326)
Cumulative effect of accounting changes, net of tax.....             -           -            -           3        (234)
                                                              --------    --------     --------    --------    --------
Net income (loss).......................................      $     21    $     24     $    223    $    563    $   (560)
                                                              ========    ========     ========    ========    ========

BASIC EARNINGS (LOSS) PER SHARE:
  Income from continuing operations.....................                                           $   1.66    $   0.43
  Income (loss) from discontinued operations,
    net of tax..........................................                                               0.36       (1.55)
                                                                                                   --------    --------
  Income (loss) before cumulative effect of
    accounting changes..................................                                               2.02       (1.12)
  Cumulative effect of accounting changes, net of tax...                                               0.01       (0.81)
                                                                                                   --------    --------
  Net income (loss).....................................                                           $   2.03    $  (1.93)
                                                                                                   ========    ========

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
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                1998        1999         2000        2001        2002
                                                               (1)(4)      (1)(4)     (1)(4)(5)  (1)(2)(4)(5) (1)(3)(4)
                                                              ---------- -----------  ---------- ------------ ---------
                                                                        (IN MILLIONS, EXCEPT PER SHARE AMOUNT)
DILUTED EARNINGS (LOSS) PER SHARE:
  Income from continuing operations.....................                                           $   1.66    $   0.42
  Income (loss) from discontinued operations,
    net of tax..........................................                                               0.36       (1.54)
                                                                                                   --------    --------
  Income (loss) before cumulative effect of
    accounting changes..................................                                               2.02       (1.12)
  Cumulative effect of accounting changes, net of tax...                                               0.01       (0.80)
                                                                                                   --------    --------
  Net income (loss).....................................                                           $   2.03    $  (1.92)
                                                                                                   ========    ========

                                                                         YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
                                                          1998        1999         2000        2001        2002
                                                           (1)         (1)        (1)(5)     (1)(2)(5)    (1)(3)
                                                        --------    --------     --------    ---------   --------
                                                                   (IN MILLIONS, EXCEPT OPERATING DATA)
STATEMENT OF CASH FLOW DATA:
Cash flows from operating activities.................   $     (2)   $     38     $    335    $   (152)   $    519
Cash flows from investing activities.................       (365)     (1,406)      (3,013)       (838)     (3,486)
Cash flows from financing activities.................        379       1,408        2,721       1,000       3,981
OTHER OPERATING DATA:
Trading and marketing activity (6):
  Natural gas (Bcf) (7)..............................      1,115       1,481        2,273       3,265       3,449
  Power sales (thousand MWh) (7).....................     61,195     128,266      125,971     222,907     306,425
Power generation activity:
  Wholesale power sales (thousand MWh) (7)...........      2,973      10,204       39,300      62,825     128,588
Retail power sales (GWh).............................          -           -                      473      62,455
Net power generation capacity (MW)...................      3,800       4,469        9,231      10,521      19,300

                                                                               DECEMBER 31,
                                                        ---------------------------------------------------------
                                                        1998 (1)    1999 (1)   2000 (1)(5)  2001 (1)(5)  2002 (1)
                                                        --------    --------   -----------  -----------  --------
                                                                              (IN MILLIONS)
BALANCE SHEET DATA:
Property, plant and equipment, net...................   $    270    $    592     $  2,217    $  2,796    $  6,991
Total assets.........................................      1,409       5,624       13,475      11,726      17,669
Short-term borrowings................................          -           -            -          92         669
Long-term debt to third parties, including current
  maturities.........................................          -          69          260         297       6,159
Accounts and notes (payable) receivable - affiliated
  companies, net.....................................        (17)     (1,333)      (1,967)        445           -
Stockholders' equity.................................        652         741        2,345       5,984       5,653

----------
(1) Our results of operations include the results of the following acquisitions, all of which were accounted for using the purchase method of accounting, from their respective acquisition dates: the five generating facilities in California substantially acquired in April 1998, a generating facility in Florida acquired in October 1999, the REMA acquisition that occurred in May 2000 and the Orion Power acquisition that occurred in February 2002. See note 5 to our consolidated financial statements for further information about the acquisitions occurring in 2000 and 2002. In October 1999, we acquired REPGB, which is part of our European energy operations. In February 2003, we signed an agreement to sell our European energy operations to Nuon, a Netherlands-based electricity distributor. In the first quarter of 2003, we began to report the results of our European energy operations as discontinued operations in accordance with SFAS No. 144 and accordingly, reclassified amounts from prior periods. For further discussion of the sale, see note 23 to our consolidated financial statements. In July 2003, we entered into a definitive agreement to sell our Desert Basin plant operations and in accordance with SFAS No. 144, effective July 2003, we began to report the results of our Desert Basin plant operations as discontinued operations and accordingly, reclassified amounts from prior periods. For further discussion of the sale, see note 25 to our consolidated financial statements.

(2) Effective January 1, 2001, we adopted SFAS No. 133 which established accounting and reporting standards for derivative instruments. See note 7 to our consolidated financial statements for further information regarding the impact of the adoption of SFAS No. 133.

(3) During the third quarter of 2002, we completed the transitional impairment test for the adoption of SFAS No. 142 on our consolidated financial statements, including the review of goodwill for impairment as of January 1, 2002. Based on this impairment test, we recorded an impairment of our European energy segment's goodwill of $234 million, net of tax, as a cumulative effect of accounting change. See note 6 to our consolidated financial statements for further discussion.

(4) Beginning with the quarter ended September 30, 2002, we now report all energy trading and marketing activities on a net basis in the statements of consolidated operations. Comparative financial statements for prior periods have been reclassified to conform to this presentation. See note 2(t) to our consolidated financial statements for further discussion.

(5) As described in note 1 to our consolidated financial statements, our consolidated financial statements for 2000 and 2001 have been restated from amounts previously reported. The restatement had no impact on previously reported consolidated cash flows.

(6)   Excludes financial transactions.

(7)   Includes physical contracts not delivered.

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